UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                               HENRY SCHEIN, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-27078                  11-3136595
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(State or other jurisdiction     (Commission Number)          (IRS Employer
      of incorporation)                                      Identification No.)


           135 Duryea Road Melville, New York                      11747
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        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (631) 843-5500

       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On January 31, 2005, Henry Schein, Inc. issued a press release announcing that the Company's Board of Directors has authorized a 2-for-1 stock split, in the form of a 100% stock dividend, payable on or about February 28, 2005, to shareholders of record as of February 15, 2005. The split will increase the total number of shares of common stock outstanding to approximately 86,600,000. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the press release.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibit 99.1 - Press Release dated January 31, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HENRY SCHEIN, INC.

Date:  January 31, 2005           By:    /s/ Michael S. Ettinger
                                      ------------------------------------------
                                      Name:  Michael S. Ettinger
                                      Title:  Vice President and General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1              Press release dated January 31, 2005

                                                                    EXHIBIT 99.1

       [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                    FOR:        HENRY SCHEIN, INC.
                                    CONTACT:    STEVEN PALADINO
                                                EXECUTIVE VICE PRESIDENT AND
                                                CHIEF FINANCIAL OFFICER
                                                STEVEN.PALADINO@HENRYSCHEIN.COM
                                                (631) 843-5500

                                                SUSAN VASSALLO
                                                DIRECTOR, CORPORATE
                                                COMMUNICATIONS
                                                SUSAN.VASSALLO@HENRYSCHEIN.COM
FOR IMMEDIATE RELEASE                           (631) 843-5562

                   HENRY SCHEIN ANNOUNCES 2-FOR-1 STOCK SPLIT


MELVILLE, N.Y. - JANUARY 31, 2005 - Henry Schein, Inc. (Nasdaq: HSIC), the largest distributor of healthcare products and services to office-based practitioners in the combined North American and European markets, today announced that the Company's Board of Directors has authorized a 2-for-1 stock split, in the form of a 100% stock dividend, payable on or about February 28, 2005, to shareholders of record as of February 15, 2005. The split is the company's first since becoming a publicly-traded company in November 1995, and will increase the total number of shares of common stock outstanding to approximately 86,600,000 million.

      "Our market valuation and share price reflect our commitment to leadership in serving the needs of dentists, physicians and veterinarians across the United States, and our growing presence in Canadian and European dental markets. We believe this stock split is in the long-term interest of our shareholders, as it will increase liquidity and make equity ownership in Henry Schein more accessible, in particular for individual investors," said Stanley M. Bergman, Chairman, Chief Executive Officer and President of Henry Schein.

ABOUT HENRY SCHEIN

      Henry Schein, a Fortune 500(R) company, is recognized for its excellent customer service and highly competitive prices. The Company's four business groups - Dental, Medical, International and Technology - serve more than 450,000 customers worldwide, including dental practices and laboratories, physician practices and veterinary clinics, as well as government and other institutions.

                                    - more -

The Company's sales reached a record $3.4 billion in 2003. Henry Schein operates through a centralized and automated distribution network, which provides customers in more than 125 countries with a comprehensive selection of over 90,000 national and Henry Schein private-brand products.

      Henry Schein also offers a wide range of innovative value-added practice solutions, including such leading practice management software systems as DENTRIX(R) and Easy Dental(R) for dental practices, and AVImark(R) for veterinary clinics, which are installed in over 50,000 practices; and ArubA(R), Henry Schein's electronic catalog and ordering system.

      Headquartered in Melville, N.Y., Henry Schein employs nearly 10,000 people and has operations in 17 countries. For more information, visit the Henry Schein Web site at WWW.HENRYSCHEIN.COM.

      In accordance with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guaranties of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance and achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These statements are identified by the use of such terms as "may," "could," "expect," "intend," "believe," "plan," "estimate," "forecast," "project," "anticipate," or other comparable terms. A full discussion of the Company's operations and financial condition, including factors that may affect its business and future prospects, is contained in documents the Company has filed with the SEC and will be contained in all subsequent periodic filings made with the SEC. These documents identify in detail important risk factors that could cause the Company's actual performance to differ materially from current expectations.

      Risk factors and uncertainties which could cause actual results to differ materially from current and historical results include, but are not limited to: competitive factors; changes in the healthcare industry; changes in government regulations that affect the Company; financial risks associated with the Company's international operations; fluctuations in quarterly earnings; transitional challenges associated with acquisitions; regulatory and litigation risks; the dependence on the Company's continued product development, technical support and successful marketing in the technology segment; the Company's dependence upon sales personnel and key customers; the Company's dependence on its senior management; the Company's dependence on third parties for the manufacture and supply of its products; possible increases in the cost of shipping the Company's products or other service trouble with the Company's third-party shippers; risks from rapid technological change; and risks from potential increases in variable interest rates.

      The order in which these factors appear should not be construed to indicate their relative importance or priority. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company's ability to control or predict. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company undertakes no duty and has no obligation to update forward-looking statements.

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